 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023
______________________________________________________________________________________________________

WESTWOOD HOLDINGS GROUP, INC.
(Exact name of registrant as specified in charter)
______________________________________________________________________________________________________

Delaware	001-31234	75-2969997
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices)

(214) 756-6900
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	WHG	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced and as further described under Item 5.07, on May 1, 2024, Westwood Holdings Group, Inc. (the “Company”) virtually held its annual meeting of stockholders (the “Annual Meeting”).
The Company’s stockholders approved the Tenth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan (the “Incentive Plan”). The material revisions included:
•Increase the total number of shares currently authorized under the Incentive Plan by 500,000 shares.
The Incentive Plan was included as Appendix A to the Definitive Proxy Statement filed with the SEC on March 26, 2024.
Item 5.07    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the following Proposals 1, 2, 3, 4 and 5 were approved by the Company’s stockholders. No other business was brought before the Annual Meeting. The Proposals are described in detail in the Company’s definitive proxy statement filed with the SEC on March 26, 2024. The voting results for the Annual Meeting are set forth below.

(a)Proposal 1: The stockholders elected the directors listed below to hold office until the next annual meeting and until their respective successors shall have been duly elected and qualified. The voting results for this Proposal 1 were as follows:

Nominee	For	Against	Abstain	Broker Non-Vote
Brian O. Casey	6,617,603	288,813	21,302	685,014
Richard M. Frank	6,463,721	442,696	21,301	685,014
Ellen H. Masterson	6,535,541	288,973	103,204	685,014
Geoffrey R. Norman	6,473,527	432,890	21,301	685,014
Randy A. Bowman	6,431,818	463,982	31,918	685,014

(b)Proposal 2: The stockholders ratified BDO USA, P.C. as the Company’s independent auditors for the year ending December 31, 2024. The voting results for this Proposal 2 were as follows:

For	Against	Abstain
7,515,705	66,097	30,930

(c)Proposal 3: The stockholders approved the Tenth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan. The voting results for this Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Vote
3,985,609	2,789,351	152,758	685,014
(d) Proposal 4: The stockholders approved, on a non-binding, advisory basis, the Company's executive compensation. The voting results for this Proposal 4 were as follows:

For	Against	Abstain	Broker Non-Vote
6,516,953	318,228	92,537	685,014
(e) Proposal 5: The stockholders approved amendments to the Company's Certificate of Incorporation to extend exculpation protection to officers of the Company pursuant to Section 102(b)(7) of the Delaware General Corporation Law. The voting results for this Proposal 5 were as follows:

For	Against	Abstain	Broker Non-Vote
6,117,447	709,247	101,024	685,014

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.

Date: May 6, 2024	/s/ Brian O. Casey
Brian O. Casey
Chief Executive Officer